EXHIBIT 10.1
THIRD AMENDMENT
TO
AGREEMENT OF LIMITED PARTNERSHIP
OF
EPE UNIT L.P.
Dated as of December 2, 2009
     This Third Amendment (this “Amendment”) to the Agreement of Limited Partnership dated as of August 23, 2005 (as subsequently amended, the “Partnership Agreement”) of EPE Unit L.P., a Delaware limited partnership (the “Partnership”), is made and entered into effective as of December 2, 2009, pursuant to the terms of the Partnership Agreement and in accordance with Section 12.05 thereof.
     Section 1. AMENDMENTS.
          (a)  Section 11.01. Paragraph (b) of Section 11.01 of the Partnership Agreement is hereby amended and restated to read as follows:
          (b)  unless otherwise agreed to by the General Partner, the Class A Limited Partner and a Required Interest, the date that falls on the second trading day immediately following the first date as of which the distributions with respect to all outstanding EPE Units held by the Partnership relating to the fourth quarter of fiscal year 2015 have been paid in full by EPE;
     Section 2. RATIFICATION OF PARTNERSHIP AGREEMENT. Except as expressly modified and amended herein, all of the terms and conditions of the Partnership Agreement shall remain in full force and effect.
     Section 3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR CONTRUCTION OF THIS AGREEMENT TO THE LAWS OF ANOTHER JURISDICTION.
(Signature Page Follows)

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

GENERAL PARTNER:	EPCO, INC.

	By:	/s/ W. Randall Fowler W. Randall Fowler President and Chief Executive Officer

CLASS A LIMITED PARTNER:	DUNCAN FAMILY INTERESTS, INC.

	By:	/s/ Darryl E. Smith Darryl E. Smith Treasurer

CLASS B LIMITED PARTNERS:	Representing a majority of Class B Limited Partners of the Partnership, pursuant to Powers of Attorney executed in favor of, and granted and delivered to the General Partner

	By:	EPCO, INC. (As attorney-in-fact for the Class B Limited Partners pursuant to powers of attorney)

	By:	/s/ W. Randall Fowler

W. Randall Fowler President and Chief Executive Officer
Third Amendment to Agreement of Limited Partnership of EPE Unit L.P.